Note 14 - Commitments and Contingencies (Details) - Minimum Annual Lease Commitments under the Current Office Lease and Other Operating Leases (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Minimum Annual Lease Commitments under the Current Office Lease and Other Operating Leases [Abstract]
2015	$ 561
2016	478
2017	389
2018	134
2019	25
Thereafter	557
Total	$ 2,144